GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds
Class A, Class B, Class IR, Service, Administration and
Institutional Shares, as applicable, of the

Goldman Sachs Enhanced Income Fund
Goldman Sachs Ultra-Short Duration Government Fund
(each a “Fund”)

Supplement dated December 17, 2009 to the
Prospectuses dated July 29, 2009 (the “Prospectuses”)

Effective December 17, 2009, the target duration of each Fund will be 9 months plus or minus 1 year. Accordingly, the Prospectuses of the Funds are hereby revised by deleting the “Duration” row for each Fund (including its accompanying footnote) within the “Fund Facts” section under “Fund Investment Objectives and Strategies” and replacing it with the following:

Duration* (under normal interest rate conditions):	Target = 9 months plus or minus 1 year

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

This Supplement should be retained with your Prospectus
for future reference.

SDFITARSTK
00071108